UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

CEB Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2016, CEB Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which the Company will acquire all of the outstanding capital stock of CXO Acquisition Co. and Sports Leadership Acquisition Co. (together, the “Acquired Entities”) from CXO Acquisition Holdings, LLC (the “Seller”) for total cash consideration of $275 million (the “Purchase Price”), subject to a customary working capital adjustment as provided in the Stock Purchase Agreement (the “Acquisition”). A portion of the Purchase Price will be used to repay the Acquired Entities’ outstanding indebtedness and unpaid transaction expenses of the Seller and its owners, and an additional portion of the Purchase Price will be held in escrow to secure the indemnification obligations of the Seller. It is expected that the Acquisition will be completed during the second quarter of 2016.

The Company intends to fund the Acquisition (including transaction costs and expenses) using up to $200 million of incremental term loan borrowings under its existing senior secured credit agreement, dated as of July 2, 2012 and as amended from time to time, between the Company, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender, and L/C Issuer, and the other parties thereto (the “Credit Facility”), with the remaining amount coming from the Company’s available cash and/or borrowings of revolving loans under the Credit Facility.

The Stock Purchase Agreement contains customary representations, warranties and covenants by the Company, the Seller and Acquired Entities, including covenants for each of the parties to use reasonable best efforts to cause the Acquisition to be completed and covenants regarding the operation of the business of the Acquired Entities between the date of the Stock Purchase Agreement and the closing of the Acquisition.

Completion of the Acquisition is subject to the satisfaction or waiver of customary conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended), (ii) the absence of a material adverse effect with respect to the Acquired Entities and their subsidiaries and (iii) the absence of certain legal impediments.

The Acquisition does not require the approval of the Company’s stockholders, and the Company’s obligation to complete the Acquisition is not conditioned on receipt by the Company of debt or other third-party financing.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Stock Purchase Agreement contains representations and warranties that the parties thereto made to each other solely for purposes of the Stock Purchase Agreement as of specified dates, are solely for the benefit of the parties to the Stock Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may be subject to certain disclosures between the parties and may be subject to a contractual standard of materiality different from those generally applicable to stockholders. The representations and warranties were made for the purpose of allocating risk among the parties to the Stock Purchase Agreement and should not be relied upon as a disclosure of factual information.

Item 7.01.	Regulation FD Disclosure.

On April 4, 2016, the Company issued a press release announcing its entry into the Stock Purchase Agreement as described above under Item 1.01. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

In connection with the Stock Purchase Agreement, the Company entered into a commitment letter, dated April 4, 2016, with BofA Merrill Lynch, HSBC Bank USA, N.A., JPMorgan Chase Bank, N.A., and SunTrust Bank (the “Commitment Parties”) pursuant to which certain of the Commitment Parties have agreed to provide, subject to the satisfaction of customary closing conditions, up to $200 million of term loans under the Credit Facility for the purpose of financing a portion of the consideration payable by the Company pursuant to the Stock Purchase Agreement.

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This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Acquisition. Statements using words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. In addition, all statements other than statements of historical fact are statements that could be deemed forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and assumption and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the expectations reflected in the forward-looking statements, including (among others) the following: the closing of the Acquisition may not occur, may be delayed or may not occur on the terms described herein; the terms and conditions of required regulatory approvals for the transaction may affect our future operations and results or may delay or otherwise negatively affect the Acquisition; the businesses of the Company and the Acquired Entities may not be combined successfully, or the combination may take longer or cost more to accomplish than expected; we may not achieve anticipated operating and cost synergies through combining the businesses of the Company and the Acquired Entities, or those synergies may be realized less quickly than we anticipate; the Acquired Entities may not achieve the results projected in their current 2016 full year forecast; potential operating costs, customer loss and business disruption (including employee loss or turnover) following the Acquisition may be greater than expected and could negatively affect the financial results and performance of the Acquired Entities; the Acquired Entities may not perform at the level we are expecting, and as a result the anticipated positive impact of the Acquisition on the operations and future financial results of the Company may not be achieved or may be lower than expected; we may not be able to obtain the expected debt financing for the Acquisition under our Credit Facility on terms we consider favorable or at all, in which case we would need to obtain alternative financing or face potential contractual claims by the Seller for damages and/or specific performance, as the Company’s obligation to close the Acquisition is not conditioned on its receipt of third-party financing; and other risks and uncertainties regarding our business and indebtedness included in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our reports filed on Forms 10-K, 10-Q and 8-K. Given these risks and uncertainties, you should not place undue reliance on any of these forward-looking statements. These forward-looking statements represent expectations and assumptions only as of the date of this Current Report on Form 8-K, and we assume no obligation to update them to reflect new or future information, events or circumstances. The forward-looking statements in this Current Report on Form 8-K are made as of April 4, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among CEB Inc., CXO Acquisition Co., Sports Leadership Acquisition Co. and CXO Acquisition Holdings, LLC, dated as of April 4, 2016.

99.1	Press release, dated April 4, 2016 announcing its entry into the purchase agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc. (Registrant)

Date: April 4, 2016	By:	/s/ Richard S. Lindahl
Richard S. Lindahl Chief Financial Officer